UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
October 27, 2009

TNP Strategic Retail Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-154975 (Commission File Number)	90-0413866 (IRS Employer Identification No.)
1900 Main Street, Suite 700
Irvine, California 92614
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 833-8252
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.
     (a) As of October 27, 2009, TNP Strategic Retail Trust, Inc. (the “Company”) dismissed Deloitte & Touche, LLP (“Deloitte”) as the Company’s independent registered certified public accounting firm. The decision to change independent registered certified accounting firms was approved by the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors. The report of Deloitte on the consolidated financial statements of the Company for the period from the Company’s inception on October 16, 2008 to December 31, 2008 (the period for which Deloitte prepared a report) did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. During the period ended December 31, 2008 and through October 27, 2009, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make reference thereto in their reports on the financial statements for such years. During the period ended December 31, 2008 and through October 27, 2009, there have been no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (the “Commission”). The Company has provided Deloitte with a copy of this Current Report on Form 8-K, and has requested that Deloitte furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements (the “Deloitte Letter”). A copy of the Deloitte Letter, dated October 30, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
     (b) On October 29, 2009, the Audit Committee approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered certified accounting firm for the fiscal years ending December 31, 2009 and 2010. During the two most recent fiscal years and through the date of its engagement of KPMG, the Company did not consult with KPMG regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Regulation S-K Item 304(a)(1)(v)). Prior to the Company’s engagement of KPMG, KPMG did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to change its independent registered public accounting firm from Deloitte.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter of Deloitte & Touche, LLP to the Securities and Exchange Commission, dated October 30, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.
Date: November 2, 2009	By:	/s/ Wendy J. Worcester
Wendy J. Worcester
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Deloitte & Touche, LLP to the Securities and Exchange Commission, dated October 30, 2009.